                           Ferrellgas Partners, L.P.

                          9,000,000 Subordinated Units

                     Representing Limited Partner Interests

                             UNDERWRITING AGREEMENT

                                                              November ___, 1997

Smith Barney Inc.
Goldman, Sachs & Co.
Donaldson, Lufkin & Jenrette Securities Corporation
A.g. Edwards & Sons, Inc.
PaineWebber Incorporated

     As Representatives of the Several Underwriters

c/o  SMITH BARNEY INC.
     388 Greenwich Street
     New York, New York 10013

Dear Sirs:

     Ferrellgas, Inc., a Delaware corporation ("Ferrellgas" or the "General Partner"), a wholly owned subsidiary of Ferrell Companies, Inc., a Kansas corporation ("Ferrell"), proposes to sell an aggregate of 9,000,000 subordinated units (the "Initial Subordinated Units") representing limited partner interests in Ferrellgas Partners, L.P., a Delaware limited partnership (the "Partnership"), of which Ferrellgas is the general partner, to the several Underwriters named in Schedule I hereto (the "Underwriters"). The General Partner also proposes to sell to the Underwriters, upon the terms and conditions set forth in Section 2 hereof, up to an additional 1,350,000 subordinated units (the "Option Subordinated Units"). The Initial Subordinated Units and the Option Subordinated Units are hereinafter collectively referred to as the "Offered Subordinated Units."

     The General Partner, the Partnership and Ferrell wish to confirm as follows their respective agreements with you (the "Representatives") and the other several Underwriters on whose behalf you are acting, in connection with the several purchases of the Offered Subordinated Units by the Underwriters. The General Partner, the Partnership and Ferrellgas, L.P., a Delaware limited partnership (the "Operating Partnership") are sometimes collectively referred to herein as the "Companies."

     1. Registration Statement and Prospectus. The Partnership has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 under the Act (the "registration statement"), including a prospectus subject to completion relating to the Offered Subordinated Units. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits) as amended at the time it becomes effective, or, if the registration statement became effective prior to the execution of this Agreement, as supplemented or amended prior to the execution of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Offered Subordinated Units may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. If an abbreviated registration statement is prepared and filed with the Commission in accordance with Rule 462(b) under the Act ("an Abbreviated Registration Statement"), the term "Registration Statement" as used in this Agreement includes the Abbreviated Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, or, if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b). The term "Prepricing Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus. Any reference in this Agreement to the registration statement, the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the registration statement, the Registration Statement, such Prepricing Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to the registration statement, the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act") which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the registration statement, the Registration Statement, any Prepricing Prospectus, the Prospectus, or any amendment or supplement thereto.

     2. Agreements to Sell and Purchase. Subject to such adjustments as you may determine in order to avoid fractional units, the General Partner hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the General Partner and the Partnership herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the General Partner, at a purchase price of $________ per Offered Subordinated Unit (the "Purchase Price Per Unit"), the number of Offered Subordinated Units which bears the same proportion to the aggregate number of Initial Subordinated Units to be sold by the General Partner as the number of Initial Subordinated Units set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Initial Subordinated Units increased as set forth in Section 11 hereof) bears to the aggregate number of Initial Subordinated Units to be sold by the General Partner.

     The General Partner also agrees, subject to all the terms and conditions set forth herein, to sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the General Partner and the Partnership herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right to purchase from the General Partner, at the Purchase Price Per Unit, pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 9:00 P.M., New York City time, on the 30th day after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading), up to an aggregate of 1,350,000 Option Subordinated Units from the General Partner. Option Subordinated Units may be purchased only for the purpose of covering over-allotments made in connection with the offering of the Initial Subordinated Units. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase from the General Partner the number of Option Subordinated Units (subject to such adjustments as you may determine in order to avoid fractional units) which bears the same proportion to the number of Option Subordinated Units to be sold by the General Partner as the number of Initial Subordinated Units set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Initial Subordinated Units increased as set forth in Section 11 hereof) bears to the aggregate number of Initial Subordinated Units to be sold by the General Partner.

     3. Terms of Public Offering. The General Partner has been advised by you that the Underwriters propose to make a public offering of their respective portions of the Offered Subordinated Units as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Offered Subordinated Units upon the terms set forth in the Prospectus.

     4. Delivery of the Subordinated Units and Payment Therefor. Delivery to the Underwriters of and payment for the Offered Subordinated Units shall be made at the office of [Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, at 10:00 A.M., New York City time], on _______________, 1997 (the "Closing Date").
The place of closing for the Initial Subordinated Units and the Closing Date may be varied by agreement among you, the General Partner and the Partnership.

     Delivery to the Underwriters of and payment for any Option Subordinated Units to be purchased by the Underwriters shall be made at the aforementioned office of [Smith Barney Inc.] at such time on such date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than two nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf of the Underwriters to the General Partner of the Underwriters' determination to purchase a number, specified in such notice, of Option Subordinated Units. The place of closing for any Option Subordinated Units and the Option Closing Date for such Option Subordinated Units may be varied by agreement among you, the General Partner and the Partnership.

     Certificates for the Initial Subordinated Units and for any Option Subordinated Units to be purchased hereunder shall be registered in such names and in such denominations as you shall request prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date or any Option Closing Date, as the case may be. Such certificates shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Initial Subordinated Units and any Option Subordinated Units to be purchased hereunder shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor in immediately available funds.

     5. Agreements of the General Partner, the Partnership and Ferrell. (A) The General Partner and the Partnership agree with the several Underwriters as follows:

        (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Offered Subordinated Units may commence, the Partnership will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment has become effective.

        (b) The Partnership will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Offered Subordinated Units for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph 5(f) below, of any change in the Companies' condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Partnership will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

        (c) The Partnership will furnish to you, without charge (i) six signed copies of the registration statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits to the registration statement, (ii) such number of conformed copies of the registration statement as originally filed and of each amendment thereto, but without exhibits, as you may request, (iii) such number of copies of the Incorporated Documents, without exhibits, as you may request, and (iv) six copies of the exhibits to the Incorporated Documents.

        (d) The Partnership will not file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus or, prior to the end of the period of time referred to in the first sentence in subsection (f) below, file any document that upon filing becomes an Incorporated Document, of which you shall not previously have been advised or to which, after you shall have received a copy of the document proposed to be filed, you shall reasonably object.

        (e) Prior to the execution and delivery of this Agreement, the Partnership has delivered to you, without charge, in such quantities as you have requested, copies of each form of the Prepricing Prospectus. The Partnership consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Offered Subordinated Units are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Partnership.

        (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, the Partnership will expeditiously deliver to each Underwriter and dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may request. The Partnership consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Offered Subordinated Units are offered by the several Underwriters and by all dealers to whom Offered Subordinated Units may be sold, both in connection with the offering and sale of the Offered Subordinated Units and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the General Partner or the Partnership or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus (or to file under the Exchange Act any document that upon filing becomes an Incorporated Document) in order to comply with the Act or any other law, the Partnership will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate supplement or amendment thereto (or to such document), and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof. In the event that the Partnership and you, as Representatives of the several Underwriters, agree that the Prospectus should be amended or supplemented, the Partnership, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

        (g) The Partnership will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Offered Subordinated Units for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Partnership be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Offered Subordinated Units, in any jurisdiction where it is not now so subject.

        (h) The Partnership will make generally available to its security holders a consolidated earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act.

        (i) During the period of five years hereafter, the Partnership will furnish to you (i) as soon as available, a copy of each report of the Partnership mailed to holders of the Subordinated Units of limited partner interests in the Partnership ("Subordinated Units") or filed with the Commission, and (ii) from time to time such other information concerning the Partnership as you may request.

        (j) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 12 hereof or by notice given by you terminating this Agreement pursuant to Section 12 or Section 13 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the General Partner and the Partnership to comply with the terms or fulfill any of the conditions of this Agreement, the General Partner and the Partnership, jointly and severally, agree to reimburse the Representatives for all out-of-pocket expenses (including fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

        (k) If Rule 430A of the Act is employed, the Partnership will timely file the Prospectus pursuant to Rule 424(b) under the Act and will advise you of the time and manner of such filing.

        (l) Except as stated in this Agreement and in the Prepricing Prospectus and Prospectus, the General Partner and the Partnership have not taken, nor will they take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Subordinated Units or the common units of limited partner interest of the Partnership (the "Common Units") to facilitate the sale or resale of the Offered Subordinated Units. The Common Units, the Subordinated Units and the Junior Subordinated Units (as defined below) are sometimes herein collectively referred to as the "Units."

        (m) For a period of 90 days from the date of the Prospectus, the General Partner and the Partnership will not, without the prior written consent of Smith Barney Inc., sell, contract to sell or otherwise dispose of, except as provided hereunder and except for any Units which may be issued in connection with acquisitions by the Partnership, any Units or any securities substantially similar to, convertible into or exercisable or exchangeable for Units or grant any options or warrants to purchase any Units.

        (n) The General Partner and the Partnership will use their best efforts to have the Offered Subordinated Units listed, subject to notice of issuance, on the New York Stock Exchange on or before the Closing Date.

  (B) Ferrell agrees with the several Underwriters as follows:

        (a) Except as stated in this Agreement and in the Prepricing Prospectus and Prospectus, Ferrell has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Subordinated Units or the Common Units to facilitate the sale or resale of the Offered Subordinated Units.

        (b) For a period of 90 days from the date of the Prospectus, Ferrell will not, without the prior written consent of Smith Barney Inc., sell, contract to sell or otherwise dispose of, except as provided hereunder, any Units or any securities substantially similar to, convertible into or exercisable or exchangeable for the Units or grant any options or warrants to purchase Units, except (i) transfers to James E. Ferrell or his spouse, lineal descendants or brothers or sisters, entities controlled by James E. Ferrell or his spouse, lineal descendants or brothers or sisters or trusts for the benefit of James E. Ferrell or his spouse, lineal descendants or brothers or sisters, (ii) in connection with the sale of the Partnership or substantially all of its assets,
(iii) as collateral in connection with good faith borrowing, (iv) gifts of up to 20% of such Units to charitable organizations or (v) in the event of the death or permanent disability of James E. Ferrell, provided, however, that in the case of (i) above the transferee shall enter into an agreement with you agreeing to comply with the above restrictions for the remainder of the 90-day period.

    6. Representations and Warranties of the General Partner and the Partnership. The General Partner and the Partnership represent and warrant to each Underwriter that:

        (a) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

        (b) The Partnership and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Act. The registration statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act and will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the registration statement or the prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Partnership in writing by or on behalf of any Underwriter through you expressly for use therein.

        (c) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

        (d) The capitalization of the Partnership is as set forth in the most recent balance sheet of the Partnership incorporated by reference into the Registration Statement and the Prospectus. All outstanding Subordinated Units (including the Offered Subordinated Units), other Units and incentive distribution rights ("Incentive Distribution Rights") of the Partnership have been duly authorized and validly issued, are fully paid and nonassessable (except as such non-assessability may be affected by matters described in the Prospectus under the caption "Partnership Agreement--Limited Liability") and are free of any preemptive or similar rights; the Junior Subordinated Units have been duly authorized (including due authorization under the Partnership Agreement (as defined below)) and, when issued and delivered to the General Partner in exchange for Subordinated Units in accordance with the terms hereof, will be validly issued, fully paid and nonassessable (except as such non-assessability may be affected by matters described in the Prospectus under the caption "Partnership Agreement--Limited Liability") and free of any preemptive or similar rights; and the Subordinated Units, the other Units and the Incentive Distribution Rights conform to the respective descriptions thereof in the Registration Statement and the Prospectus.

        (e) The Partnership is a limited partnership duly organized and validly existing under the laws of the State of Delaware, with full partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Partnership and the Operating Partnership, taken as a whole (the "Partnerships").

        (f) The Operating Partnership is a limited partnership duly organized and validly existing under the laws of the State of Delaware, with full partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus. The Operating Partnership has been duly qualified or registered as a foreign limited partnership for the transaction of business in every state except Alaska, Delaware, Hawaii and New Hampshire, and there are no other jurisdictions where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Partnerships.

        (g) The General Partner has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties, to conduct its business and to act as general partner of the Partnership and the Operating Partnership, in each case as described in the Registration Statement and the Prospectus. The General Partner has been duly qualified or registered as a foreign corporation for the transaction of business, and is in good standing, in every state except Alaska, Delaware, Hawaii and New Hampshire, and there are no other jurisdictions where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Partnerships.

        (h) All of the issued and outstanding shares of capital stock of the General Partner have been duly authorized and validly issued and are fully paid and non-assessable and are free of any preemptive or similar rights; and all of the issued and outstanding shares of capital stock of the General Partner are owned by Ferrell, free and clear of any lien, adverse claim, security interest, equity or other encumbrance.

        (i) The General Partner is the sole general partner of the Partnership with a general partner interest in the Partnership of 1%; such general partner interest is duly authorized by the Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), and was validly issued to the General Partner and is fully paid; and the General Partner owns such general partner interest free and clear of any lien, adverse claim, security interest, equity or other encumbrance.

        (j) The General Partner is the sole general partner of the Operating Partnership with a general partner interest in the Operating Partnership of 1.0101%; such general partner interest is duly authorized by the Agreement of Limited Partnership of the Operating Partnership, as amended to date (the "Operating Partnership Agreement"), by and between the General Partner and the Partnership, and was validly issued to the General Partner and is fully paid; and the General Partner owns such general partner interest free and clear of any lien, adverse claim, security interest, equity or other encumbrance.

        (k) The Partnership is the sole limited partner of the Operating Partnership, with a limited partner interest in the Operating Partnership of 98.9899%; such limited partner interest is authorized by the Operating Partnership Agreement, has been validly issued and is fully paid and non-assessable (except as such non-assessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement-- Limited Liability"); and the Partnership owns such limited partner interest in the Operating Partnership free and clear of any lien, adverse claim, security interest, equity, or other encumbrance.

        (l) The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equitable principles; and the Operating Partnership Agreement has been duly authorized, executed and delivered by the General Partner and the Partnership and is a valid and legally binding agreement of the General Partner and the Partnership, enforceable against the General Partner and the Partnership in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors, rights and to general equitable principles.

        (m) Upon consummation of the Transactions and the sale of the Initial Subordinated Units, the General Partner will own a limited partner interest in the Partnership represented by 1,210,612 Common Units, no Subordinated Units and 7,593,721 Junior Subordinated Units; such Units (other than the Junior Subordinated Units) are, and upon consummation of the Transactions such Junior Subordinated Units will be, duly authorized by the Partnership Agreement, validly issued, fully paid and non-assessable (except as such non-assessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement--Limited Liability") and owned by the General Partner free and clear of a liens, encumbrances, charges or claims.

        (n) Other than as set forth in the Prospectus, there are no legal or governmental actions, suits or proceedings pending to which the Companies are a party, or of which any of their respective properties is the subject, which are required to be disclosed in the Prospectus and are not so disclosed, which, if determined adversely to such person, would individually or in the aggregate have a material adverse effect upon the properties, business, general affairs, management condition (financial or otherwise), financial position, security holders' equity, results of operations or prospects of either the Companies, taken as a whole, or which could reasonably be expected to materially and adversely affect the consummation of this Agreement or the Transactions, and, to the best of the knowledge of the Companies, no such actions, suits or proceedings are threatened or contemplated by governmental authorities or threatened by others.

        (o) None of the Companies is in: (i) breach or violation of the provisions of its partnership agreements or of its charter or bylaws, as the case may be; or (ii) default (and no event has occurred which, with notice or lapse of time or both, would constitute such a default) in the due performance or observance of any term, covenant or condition contained in any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust, loan agreement, contract, lease or other agreement or instrument to which it is a party or by which its is bound or to which any of its properties or assets is subject or violation of any statute, rule or regulation or administrative or court decree applicable to it or any of its properties, which default or violation, individually or in the aggregate, could have a material adverse effect upon the holders of the Subordinated Units or the properties, business, general affairs, management, prospects, condition (financial or otherwise), financial position, security holders' equity or results of operations of any of the Partnership and the Operating Partnership, taken as a whole, or the General Partner.

        (p) Neither the sale of the Offered Subordinated Units, the execution, delivery or performance of this Agreement by the General Partner and the Partnership nor the consummation by the General Partner and the Partnership of the Transactions (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Offered Subordinated Units under the Act and the Exchange Act and compliance with the securities or Blue Sky laws of various jurisdictions, all of which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the partnership agreement, the certificate of incorporation or bylaws of any of the Companies or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any material agreement, indenture, lease or other instrument to which any of the Companies are a party or by which any of them or any of their respective properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to any of the Companies or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Companies pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

        (q) The accountants, Deloitte & Touche LLP, who have certified or shall certify the financial statements incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement thereto) are independent public accountants as required by the Act.

        (r) The historical financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Partnership on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Partnership.

        (s) The execution and delivery of, and the performance by the General Partner and the Partnership of their obligations under, this Agreement have been duly and validly authorized by the General Partner and the Partnership, and this Agreement has been duly executed and delivered by the General Partner and the Partnership and constitutes the valid and legally binding agreement of the General Partner and the Partnership, enforceable against the General Partner and the Partnership in accordance with its terms, except (i) as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and (ii) as enforcement generally may be subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equitable principles.

        (t) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), none of the Companies has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Companies, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt, of the Partnerships, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, net worth or results of operations of the Partnerships.

        (u) Each of the Partnerships has good and marketable title to all property (real and personal) described in the Prospectus as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement or except as do not materially interfere with the ownership or benefits of ownership of such property, taken as a whole, and all the property described in the Prospectus as being held under lease by each of the Partnerships is held by it under valid, subsisting and enforceable leases.

        (v) The General Partner and the Partnership have not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Offered Subordinated Units, will not distribute any offering material in connection with the offering and sale of the Offered Subordinated Units other than the Registration Statement, the Prepricing Prospectus, the Prospectus or other materials, if any, permitted by the Act.

        (w) The Companies have such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own their respective properties and to conduct their business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus, except such consents, approvals, authorizations, orders, registrations or qualifications which, if not obtained, would not, individually or in the aggregate, have a material adverse effect upon the properties, business, general affairs, management, condition (financial or otherwise), financial position, security holders' equity, results of operations or prospects of the Partnerships, or upon the holders of Subordinated Units; the Companies have fulfilled and performed all their material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus, except such consents, approvals, authorizations, orders, registrations or qualifications which, if not obtained, would not, individually or in the aggregate, have a material adverse effect upon the properties, business, general affairs, management, condition (financial or otherwise), financial position, security holders' equity, results of operations or prospects of the Partnerships, or upon the holders of Subordinated Units; and, except as described in the Prospectus, none of such permits contains any restriction that is materially burdensome to the Companies.

        (x) The General Partner and the Partnership maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        (y) The Companies have filed all tax returns required to be filed, which returns are complete and correct, and none of the Companies is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

        (z) No person other than the General Partner has any right to require registration of any Units of limited partner interests of the Partnership because of the filing of the Registration Statement, the sale of the Offered Subordinated Units or consummation of the Transactions contemplated by this Agreement.

        (aa) Neither of the Partnerships nor any person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Partnership does or conducts business in or with the government of Cuba or with any person or affiliate located in Cuba. If prior to the completion of the distribution of the Offered Subordinated Units, the Partnership commences engaging in business in or with the government of Cuba or with any person or affiliate located in Cuba, the Partnership will comply with all the provisions of Florida Statutes, Section 517.075, relating to issuers doing business with Cuba.

        (bb) None of the Companies is, or as of the Closing Date will be, an "investment company" as that term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), or subject to regulation under the Investment Company Act.

        (cc) None of the Companies is a "public utility company" or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Company Act of 1935, as amended; none of the Companies is subject to regulation under the Public Utility Holding Company Act of 1935, as amended.

    7. Additional Representations and Warranties of the General Partner. The General Partner represents and warrants to each Underwriter that:

        (a) The General Partner now has, and on the Closing Date and any Option Closing Date will have, valid and marketable title to the Offered Subordinated Units, free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer.

        (b) The General Partner now has, and on the Closing Date and any Option Closing Date will have, full legal right, power and authorization, and any approval required by law, to sell, assign transfer and deliver the Offered Subordinated Units in the manner provided in this Agreement, and upon delivery of and payment for such Offered Subordinated Units hereunder, the several

Underwriters will acquire valid and marketable title to such Offered Subordinated Units free and clear of any lien, claim, security interest, or other encumbrance.

        (c) The General Partner has not taken, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any class of the Units to facilitate the sale or resale of the Offered Subordinated Units, except for the lock-up arrangements described in the Prospectus.

    8. Representations and Warranties of Ferrell. Ferrell represents and warrants to, and agrees with, each of the Underwriters that:

        (a) Ferrell directly owns the Incentive Distribution Rights; such Incentive Distribution Rights are duly authorized by the Partnership Agreement and are validly issued, fully paid and non-assessable (except as such non-assessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement--Limited Liability"); and Ferrell owns such Incentive Distribution Rights free and clear of all liens, encumbrances, charges or claims.

        (b) This Agreement has been duly authorized, executed and delivered by Ferrell;

        (c) The sale of the Offered Subordinated Units by the General Partner, and the execution, delivery and performance by the Partnership, the General Partner and Ferrell, as the case may be, of this Agreement and the consummation by the Partnership, the General Partner and Ferrell, as the case may be, of the Transactions will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a Lien with respect to, any material bond, note, debenture or other evidence of indebtedness or any material indenture, mortgage, deed of trust, loan agreement, contract, lease or other agreement or instrument to which Ferrell is a party or by which Ferrell is bound or to which any of its properties or assets is subject, nor will such action result in any breach or violation of the provisions of the charter or bylaws of Ferrell, or contravene any order of any court or governmental agency or body having jurisdiction over Ferrell or any of its properties, or violate or conflict with any statute, rule or regulation or administrative or court decree applicable to Ferrell or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the performance by Ferrell of its obligations under this Agreement.

        (d) Ferrell has not taken, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Units to facilitate the sale or resale of the Offered Subordinated Units, except for the lock-up arrangements described in the Prospectus.

     9. Indemnification and Contribution. (a) The General Partner and the Partnership, jointly and severally, agree to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriter furnished in writing to the General Partner and the Partnership by or on behalf of any Underwriter through you expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Offered Subordinated Units by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the General Partner and the Partnership has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the General Partner and the Partnership may otherwise have.

        (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the General Partner and the Partnership, such Underwriter or such controlling person shall promptly notify the parties against whom indemnification is being sought (the "indemnifying parties"), and such indemnifying parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the indemnifying parties and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, which consent shall not be unreasonably withheld, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

        (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the General Partner, the Partnership, the General Partner's directors and officers who sign the Registration Statement and any person who controls the General Partner and the Partnership within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the General Partner and the Partnership to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the General Partner, the Partnership, any of the General Partner directors, any such officer or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the General Partner and the Partnership by paragraph (b) above (except that if the General Partner and the Partnership shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the General Partner, the Partnership, the General Partner's directors, any such officer and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which any Underwriter may otherwise have.

        (d) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under paragraph (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the General Partner and the Partnership on the one hand and the Underwriters on the other hand from the offering of the Offered Subordinated Units, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the General Partner and the Partnership on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the General Partner and the Partnership on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the General Partner and the Partnership bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus; provided that, in the event that the Underwriters shall have purchased any Option Subordinated Units hereunder, any determination of the relative benefits received by the General Partner and the Partnership, on the one hand, or the Underwriters, on the other hand, from the offering of the Offered Subordinated Units shall include the net proceeds (before deducting expenses) received by the General Partner and the Partnership, and the underwriting discounts and commissions received by the Underwriters, from the sale of such Option Subordinated Units, in each case computed on the basis of the respective amounts set forth in the notes to the table on the cover page of the Prospectus. The relative fault of the General Partner and the Partnership on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the General Partner and the Partnership on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        (e) The General Partner and the Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Subordinated Units underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to the respective numbers of Initial Subordinated Units set forth opposite their names in Schedule I hereto (or such numbers of Initial Subordinated Units increased as set forth in Section 12 hereof) and not joint.

        (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

        (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the General Partner and the Partnership set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the General Partner, the Partnership, the General Partner's directors or officers or any person controlling the General Partner and the Partnership, (ii) acceptance of any Offered Subordinated Units and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the General Partner, the Partnership, the General Partner's directors or officers or any person controlling the General Partner, the Partnership, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.

    10. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Units hereunder are subject to the following conditions:

        (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Offered Subordinated Units may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the General Partner and the Partnership or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the registration statement or the prospectus or otherwise) shall have been complied with to your satisfaction.

        (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Partnerships not contemplated by the Prospectus, which in your opinion, as Representatives of the several Underwriters, would materially adversely affect the market for the Offered Subordinated Units, or (ii) any event or development relating to or involving the General Partner and the Partnership or any officer or director of the General Partner which makes any statement made in the Prospectus untrue or which, in the opinion of the General Partner and the Partnership and their counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, as Representatives of the several Underwriters, materially adversely affect the market for the Offered Subordinated Units.

        (c) You shall have received on the Closing Date, an opinion of Andrews & Kurth, L.L.P., counsel for the General Partner and the Partnership, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

                (i) The Partnership is a limited partnership duly organized and validly existing under the laws of the State of Delaware, with full partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus.

                (ii) The Operating Partnership is a limited partnership duly organized and validly existing under the laws of the State of Delaware, with full partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus.

                (iii) The General Partner is the sole general partner of the Partnership with a general partner interest in the Partnership of 1%; such general partner interest is duly authorized by the Partnership Agreement and was validly issued to the General Partner and is fully paid; and the General Partner owns such general partner interest free and clear of any lien, adverse claim, security interest, equity, or other encumbrance.

                (iv) The General Partner is the sole general partner of the Operating Partnership with a general partner interest in the Operating Partnership of 1.0101%; such general partner interest is duly authorized by the Operating Partnership Agreement and was validly issued to the General Partner and is fully paid; and the General Partner owns such general partner interest free and clear of any lien, adverse claim, security interest, equity, or other encumbrance.

                (v) The Partnership is the sole limited partner of the Operating Partnership, with a limited partner interest in the Operating Partnership of 98.9899%; such limited partner interest is authorized by the Operating Partnership Agreement, has been validly issued and is fully paid and non-assessable (except as such non-assessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement-- Limited Liability"); and the Partnership owns such limited partner interest in the Operating Partnership free and clear of any lien, adverse claim, security interest, equity, or other encumbrance.

                (vi) The Partnership Agreement Amendments have been duly and validly approved by the General Partner, and no approval of the limited partners of the Partnership is required for their adoption; the Partnership Agreement, including the Partnership Agreement Amendments, has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equitable principles; and the Operating Partnership Agreement has been duly authorized, executed and delivered by the General Partner and the Partnership and is a valid and legally binding agreement of the General Partner and the Partnership, enforceable against the General Partner and the Partnership in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors, rights and to general equitable principles.

                (vii) The number of authorized and outstanding Units of each class are set forth in the most recent balance sheet of the Partnership incorporated by reference into the Prospectus, and the Units of each class of the Partnership conform in all material respects as to legal matters to the descriptions thereof contained in the Prospectus;

                (viii) All Units of the Partnership outstanding at or issued on the date hereof, including without limitation the Offered Subordinated Units and the Junior Subordinated Units, have been duly authorized and validly issued and are fully paid and nonassessable (except as such non-assessability may be affected by matters described in the Prospectus under the caption "Partnership Agreement--Limited Liability");

                (ix) The form of certificates for the Subordinated Units conforms to the requirements of the Delaware Revised Limited Partnership Act;


                (x) The Registration Statement and all post-effective amendments, if any, have become effective under the Act and, to the best knowledge of such counsel after reasonable inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in accordance with Rule 424(b);

                (xi) Neither the offer, sale or delivery of the Offered Subordinated Units, the execution, delivery or performance of this Agreement, compliance by the Partnership with the provisions hereof nor consummation by the Partnership of the Transactions contemplated hereby conflicts, or will conflict with, or constitutes, or will constitute, a breach of, or a default under, the Partnership Agreement;

                (xii) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Partnership (except as have been obtained under the Act and the Exchange Act or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Offered Subordinated Units) for the sale of the Offered Subordinated Units to the Underwriters as contemplated by this Agreement;

                (xiii) The Registration Statement and the Prospectus and any supplements or amendments thereto (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act; and each of the Incorporated Documents (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which counsel need not express any opinion) complies as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder;

                (xiv) The statements in the Registration Statement and the Prospectus under the captions "Prospectus Summary - The Partnership," "Prospectus Summary - Risk Factors -

Conflicts of Interest and Fiduciary Responsibilities," "Prospectus Summary - The Offering," "Risk Factors - Conflicts of Interest and Fiduciary Responsibilities," "Cash Distribution Policy," "Conflicts of Interest and Fiduciary Responsibilities," "Description of the Subordinated Units," "The Partnership Agreement," "Selling Unitholder and Units Eligible for Future Sale" and "Underwriting" and in the Registration Statement in Item 14, in each case insofar as such statements constitute descriptions of this Agreement and the Partnership Agreements or summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to this Agreement and such Partnership Agreements, legal matters, documents and proceedings and fairly summarize the matters referred to therein.

                (xv) The opinion of Andrews & Kurth L.L.P. that is filed as
Exhibit 8 to the Registration Statement is confirmed and the Underwriters may rely upon such opinion as if it were addressed to them.

                (xvi) Such counsel shall have participated in conferences with officers and other representatives of the Companies, counsel for the Companies, representatives of the independent accountants of the Companies and Underwriters' representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed. Although they shall not pass upon, and shall not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement and the Prospectus (except for the statements contained in the second clause of paragraph (vii) and paragraph (xv) of their opinion, upon which they shall pass), they shall advise you that, on the basis of the foregoing (relying as to materiality to a large extent upon officers and other representatives of the Companies and upon Underwriters' representatives), no facts have come to their attention which lead them to believe that the Registration Statement (other than (i) the financial statements and related schedules included or incorporated by reference therein, including the notes thereto and the auditors' reports thereon, (ii) the other financial information included or incorporated by reference therein and (iii) the exhibits thereto, as to which such counsel has not been asked to comment), as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (other than (i) the financial statements included or incorporated by reference therein, including the notes thereto and the auditors' reports thereon, and (ii) the other financial information included or incorporated by reference therein, as to which such counsel has not been asked to comment), as of its issue date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of the Partnerships and of officers and employees of the General Partner and upon information obtained from public officials and upon other counsel issued in connection with the sale of the Offered Subordinated Units and Transactions, and may assume that all documents examined by such counsel are genuine, (B) state that their opinion is limited to federal laws, the Delaware Revised Limited Partnership Act, the Delaware General Corporation Law and the laws of the State of Texas and Missouri, (C) state that they express no opinion with respect to the title of any of the Companies to any real or personal property transferred by or to them, (D) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or the Companies may be subject and (E) state that their opinion is furnished as special counsel for the Companies to you, and is solely for your benefit.

        (d) You shall have received on the Closing Date, an opinion of Bryan Cave, corporate counsel for the General Partner and the Partnership, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

                (i) The Companies have full corporate power and authority or partnership power and authority, as the case may be, and all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies (except where the failure so to have any such authorizations, approvals, orders, licenses, certificates, franchises or permits, individually or in the aggregate, would not have a material adverse effect on the business, properties, operations or financial condition of the Companies), to own their respective properties and to conduct their respective businesses as now being conducted, as described in the Prospectus;

                (ii) The General Partner has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties, to conduct its business and to act as general partner of the Partnership and the Operating Partnership, in each case as described in the Registration Statement and the Prospectus. The General Partner has been duly qualified or registered as a foreign corporation for the transaction of business, and is in good standing, in every state except Alaska, Delaware, Hawaii and New Hampshire, and there are no other jurisdictions where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Partnerships.

                (iii) All of the issued and outstanding shares of capital stock of the General Partner have been duly authorized and validly issued and are fully paid and non-assessable and are free of any preemptive or similar rights; and all of the issued and outstanding shares of capital stock of the General Partner are owned by Ferrell, free and clear of any lien, adverse claim, security interest, equity, or other encumbrance;

                (iv) The Partnership is duly registered and qualified to conduct its business in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Partnerships;

                (v) The Operating Partnership has been duly qualified or registered as a foreign limited partnership for the transaction of business, and is in good standing, in every state except Alaska, Delaware, Hawaii and New Hampshire, and there are no other jurisdictions where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Partnerships;

                (vi) Ferrell has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Kansas, with full corporate power and authority to own, lease and operate its properties, and conduct its businesses; and Ferrell has full corporate power and authority to execute, deliver and perform this Agreement;

                (vii) This Agreement has been duly authorized, executed and delivered by Ferrell and is a valid, legal and binding agreement of Ferrell, enforceable against Ferrell in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by Federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of Ferrell's obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                (viii) Neither the offer, sale or delivery of the Offered Subordinated Units, the execution, delivery or performance of this Agreement, compliance by the General Partner with the provisions hereof nor consummation by the General Partner of the Transactions contemplated hereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate of incorporation or bylaws of the General Partner;

                (ix) Neither the offer, sale or delivery of the Subordinated Units, the execution, delivery or performance of this Agreement, compliance by the General Partner and the Partnership with the provisions hereof nor consummation by the General Partner and the Partnership of the Transactions contemplated hereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the General Partner or the Partnership is a party or by which either of them or any of their respective properties is bound that is an exhibit to the Registration Statement or to any Incorporated Document, or is known to such counsel after reasonable inquiry, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Companies, nor will any such action result in any violation of any existing law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to the Companies or any of their respective properties;

                (x) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the General Partner (except as have been obtained under the Act and the Exchange Act or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Offered Subordinated Units) for the sale of the Offered Subordinated Units to the Underwriters as contemplated by this Agreement;

                (xi) The sale of the Offered Subordinated Units by the General Partner and the execution, delivery and performance by the General Partner, the Partnership and Ferrell of this

Agreement and the consummation by the General Partner, the Partnership and Ferrell of the Transactions will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a lien with respect to, any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust, loan agreement, contract, lease or other agreement or instrument relating to indebtedness for borrowed money known to such counsel to which the Companies or Ferrell is a party or by which the Companies or Ferrell is bound or to which any of the property or assets of the Companies or Ferrell is subject, excluding in each case any conflict, breach, default or acceleration which, individually or in the aggregate, would not have a material adverse effect upon the holders of the Subordinated Units or on the properties, business, general affairs, management, prospects, condition (financial or otherwise), financial position, security holders' equity or results of operations of the Partnerships, the General Partner or Ferrell; or violate the provisions of the charter or bylaws of the General Partner or Ferrell; nor will the sale of the Offered Subordinated Units by the General Partner, and the execution and delivery by the Partnership, the General Partner and Ferrell, as the case may be, of this Agreement or the Partnership Agreement Amendments violate the Delaware General Corporation Law, Delaware Revised Limited Partnership Act or any federal law of the United States or law of the State of Missouri or any rules or regulations adopted by a governmental agency thereof applicable to the Companies or Ferrell, excluding in each case any violation which, individually or in the aggregate, would not have a material adverse effect upon the holders of the Subordinated Units or on the properties, business, general affairs, management, prospects, condition (financial or otherwise), financial position, security holders' equity or results of operations of the Partnerships, the General Partner or Ferrell;

                (xii) To the best knowledge of such counsel after reasonable inquiry, there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement or any Incorporated Document that are not described or filed as required;

                (xiii) The General Partner has corporate power and authority and to sell and deliver the Offered Subordinated Units to be sold to the Underwriters as provided herein, the Partnership has partnership power and authority to enter into this Agreement and this Agreement has been duly authorized, executed and delivered by the General Partner and the Partnership and is a valid, legal and binding agreement of the General Partner and the Partnership, enforceable against the General Partner and the Partnership in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by Federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the General Partner and the Partnership's obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                (xiv) Neither the General Partner nor either of the Partnerships is in violation of its certificate of incorporation or bylaws or Partnership Agreement;

                (xv) To the best knowledge of such counsel after reasonable inquiry, other than as described or contemplated in the Prospectus (or any supplement thereto), there are no legal or governmental proceedings pending or threatened against any of the Companies, or to which any of them or any of their property is subject, which are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto);

                (xvi) To the best knowledge of such counsel after reasonable inquiry, none of the Companies is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Companies or of any decree of any court or governmental agency or body having jurisdiction over the Companies;

                (xvii) Except as described in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and such counsel does not know of any commitment, plan or arrangement to issue, any Units of or other interests in the Partnership or any security convertible into or exchangeable or exercisable for Units of or other interests in the Partnership; and

                (xviii) Except as described in the Prospectus, there is no holder of any security of the Partnership or any other person who has the right, contractual or otherwise, to cause the Partnership to sell or otherwise issue to them, or to permit them to underwrite the sale of, the Offered Subordinated Units or the right to have any Units or other securities of the Partnership included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any Units or other securities of the Partnership.

                (xix) Upon delivery of the Offered Subordinated Units pursuant to this Agreement and payment therefor as contemplated herein, the Underwriters will acquire good and marketable title to the Offered Subordinated Units free and clear of any lien, claim, security interest, or other encumbrance, restriction on transfer or other defect in title.

                (xx) Except as described in the Prospectus and except as provided in Section 5.2(e) of the Partnership Agreement, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any limited partner interests pursuant to either of the Partnership Agreements.

                (xxi) The Offered Subordinated Units have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

     Additionally, such counsel shall state that they have participated in conferences with officers and other representatives of the Companies, counsel for the Companies, representatives of the independent accountants of the Companies and Underwriters' representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed. Although they shall not pass upon, and shall not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement and the Prospectus, they shall advise you that, on the basis of the foregoing (relying as to materiality to a large extent upon officers and other representatives of the Companies and upon Underwriters' representatives), no facts have come to their attention which lead them to believe that the Registration Statement (other than (i) the financial statements and related schedules included or incorporated by reference therein, including the notes thereto and the auditors' reports thereon, (ii) the other financial and statistical information included or incorporated by reference therein and
(iii) the exhibits thereto, as to which we have not been asked to comment), as of the date of the Transactions, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (other than (i) the financial statements included or incorporated by reference therein, including the notes thereto and the auditors' reports thereon, and (ii) the other financial and statistical information included or incorporated by reference therein, as to which we have not been asked to comment), as of its issue date and as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (e) You shall have received on the Closing Date an opinion of Baker & Botts, L.L.P., counsel for the Underwriters, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, with respect to the matters referred to in clauses (viii), (x), (xiii) and (xvi) of the foregoing paragraph (c) and clause (xiii) of the foregoing paragraph (d) and such other related matters as you may request.

        (f) On or before the first Closing Date, the Partnership Agreement shall have been amended to create junior subordinated units (the "Junior Subordinated Units") representing limited partner interests in the Partnership; and such amendments to the Partnership Agreement (the "Partnership Agreement Amendments") shall have been duly approved by all necessary partnership action and shall be in full force and effect.

        (g) On or before the first Closing Date, the Partnership issued 7,593,721 Junior Subordinated Units to the General Partner in exchange for an identical number of Subordinated Units; such Junior Subordinated Units, when issued and delivered to the General Partner upon such terms, will be validly issued, fully paid and nonassessable (except as such nonassessability may be affected by matters described in the Prospectus under the caption "Partnership Agreement--Limited Liability") and free of any preemptive or similar rights.

        (h) On or before the first Closing Date, the General Partner shall have exchanged 7,593,721 Subordinated Units with the Partnership for an identical number of Junior Subordinated Units, and shall own such Junior Subordinated Units free and clear of any lien, adverse claim, security interest, equity or other encumbrance. The offering and sale of the Subordinated Units and the exchange of the Junior Subordinated Units are sometimes herein referred to as the "Transactions."

        (i) You shall have received letters addressed to you, as Representatives of the several Underwriters, and dated the date hereof and the Closing Date from Deloitte & Touche LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

        (j) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Partnerships, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any change in the partnership interests of the Partnerships nor any material increase in the short-term or long-term debt of the Partnerships (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnerships;
(iv) the Partnerships shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Partnerships other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement thereto); and (v) all the representations and warranties of the General Partner, the Partnership and Ferrell contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the General Partner and Ferrell (or such other officers as are acceptable to you), to the effect set forth in this Section 10(j) and in Section 10(k) hereof.

        (k) None of the General Partner, the Partnership and Ferrell shall have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

        (l) The Offered Subordinated Units shall have been listed, subject to notice of issuance, on the New York Stock Exchange.

        (m) The General Partner and the Partnership shall have furnished or caused to be furnished to you such further certificates and documents as you shall have requested.

     All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel.

     Any certificate or document signed by any officer of the General Partner and delivered to you, as Representatives of the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the General Partner and, if such certificate is delivered by the General Partner in its capacity as the General Partner of the Partnership, the Partnership to each Underwriter as to the statements made therein.

     Any certificate or document signed by any officer of Ferrell and delivered to you, as Representatives of the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by Ferrell.

     The several obligations of the Underwriters to purchase Option Subordinated Units hereunder are subject to the satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 10, except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in paragraphs (c) through (i) shall be dated the Option Closing Date in question and the opinions called for by paragraphs (c), (d) and
(e) shall be revised to reflect the sale of Option Subordinated Units.

    11. Expenses. The Partnership agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by General Partner and the Partnership of their obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus, and each amendment or supplement to any of them;
(ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, each Prepricing Prospectus, the Prospectus, the Incorporated Documents, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Offered Subordinated Units; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Offered Subordinated Units, including any stamp taxes in connection with the sale of the Offered Subordinated Units; (iv) the printing (or reproduction) and delivery of this Agreement, the Blue Sky Memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Offered Subordinated Units; (v) the listing of the Offered Subordinated Units on the New York Stock Exchange; (vi) the registration or qualification of the Subordinated Units for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the Blue Sky Memorandum and such registration and qualification); (vii) the filing fees and the fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; (viii) the transportation and other expenses incurred by or on behalf of the General Partner's and the Partnership's representatives in connection with presentations to prospective purchasers of the Offered Subordinated Units; and (ix) the fees and expenses of the Partnership's accountants and the fees and expenses of counsel (including local and special counsel) for the General Partner and the Partnership.

    12. Effective Date of Agreement. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Offered Subordinated Units may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the General Partner and the Partnership, by notifying you, or by you, as Representatives of the several Underwriters, by notifying the General Partner and the Partnership.

     If any one or more of the Underwriters shall fail or refuse to purchase Offered Subordinated Units which it or they are obligated to purchase hereunder on the Closing Date, and the aggregate number of Offered Subordinated Units which such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate number of Offered Subordinated Units which the Underwriters are obligated to purchase on the Closing Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Offered Subordinated Units set forth opposite its name in Schedule I hereto bears to the aggregate number of Offered Subordinated Units set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with Section 20 of the Master Agreement Among Underwriters of Smith Barney Inc., to purchase the Offered Subordinated Units which such defaulting Underwriter or Underwriters are obligated, but fail or refuse, to purchase. If any one or more of the Underwriters shall fail or refuse to purchase Offered Subordinated Units which it or they are obligated to purchase on the Closing Date and the aggregate number of Offered Subordinated Units with respect to which such default occurs is more than one-tenth of the aggregate number of Offered Subordinated Units which the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to you and the General Partner and the Partnership for the purchase of such Offered Subordinated Units by one or more non-defaulting Underwriters or other party or parties approved by you and the General Partner and the Partnership are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the General Partner and the Partnership. In any such case which does not result in termination of this Agreement, either you or the General Partner and the Partnership shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the General Partner and the Partnership, purchases Offered Subordinated Units which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

     Any notice under this Section 12 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

    13. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the General Partner or the Partnership, by notice to the General Partner and the Partnership, if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Option Subordinated Units), as the case may be, (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York, Texas or Missouri shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Offered Subordinated Units at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Offered Subordinated Units by the Underwriters. Notice of such termination may be given to the General Partner and the Partnership by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

    14. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page, the stabilization legend on the inside cover page, and the statements in the first, third and fifth paragraphs under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus, constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 6(b) and 9 hereof.

    15. Miscellaneous. Except as otherwise provided in Sections 5, 12 and 13 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the General Partner and the Partnership, at the office of the General Partner and the Partnership at One Liberty Plaza, Liberty, Missouri 64068, Attention: President; or (ii) if to you, as Representatives of the several Underwriters, care of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division.

     This Agreement has been and is made solely for the benefit of the several Underwriters, the General Partner and the Partnership, its directors and officers, and the other controlling persons referred to in Section 9 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Offered Subordinated Units in his status as such purchaser.

    16. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

     This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

     Please confirm that the foregoing correctly sets forth the agreement among the General Partner and the Partnership and the several Underwriters.

                                     Very truly yours,

                                     FERRELLGAS PARTNERS, L.P.



                                     By:
                                        ----------------------------
                                        [Title]


                                     FERRELLGAS COMPANIES, INC.

                                     By:
                                        ----------------------------
                                        [Title]


                                     FERRELLGAS COMPANIES, INC.


                                     By:
                                        ----------------------------
                                       [Title]

Confirmed as of the date first
above mentioned on behalf of
themselves and the other several
Underwriters named in Schedule I
hereto.

SMITH BARNEY INC.
GOLDMAN, SACHS & CO.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
A.G. EDWARDS & SONS, INC.
PAINEWEBBER INCORPORATED

As Representatives of the Several Underwriters

By: SMITH BARNEY INC.


By:
   ---------------------------
   Managing Director

                                  SCHEDULE I


                                NAME OF COMPANY


            Underwriter                Number of                   Number of
                                       Firm Units        Underwriter         Firm Units
Smith Barney Inc......................
Goldman, Sachs & Co...................
Donaldson, Lufkin & Jenrette..........
A.G. Edwards & Sons, Inc..............
PaineWebber Incorporated..............


                                                                          TOTAL: